UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant   ☒

Filed by a party other than the Registrant   ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Under Rule 240.14a-12

ENOVIS CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

ENOVIS CORPORATION 2711 CENTERVILLE ROAD SUITE 400 WILMINGTON, DE 19808 Your Vote Counts! ENOVIS CORPORATION 2023 Annual Meeting Vote by May 15, 2023 11:59 PM ET V07736-P88394-Z84497 You invested in ENOVIS CORPORATION and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on May 16, 2023. Get informed before you vote View the Notice of 2023 Annual Meeting and Proxy Statement and Annual Report on Form 10-K online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 2, 2023. If you would like to request a paper or email copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. For complete information and to vote, visit www.ProxyVote.com Control # Smartphone users Point your camera here and vote without entering a control number Vote Virtually at the Meeting* May 16, 2023 11:00 a.m., Eastern Daylight Time Virtually at: www.virtualshareholdermeeting.com/ENOV2023 *Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials at www.ProxyVote.com or request a paper copy. We encourage you to access and review all of the important information contained in the proxy materials before voting. Voting Items Board Recommends 1. Election of Directors Nominees: 1a. Matthew L. Trerotola For 1b. Barbara W. Bodem For 1c. Liam J. Kelly For 1d. Angela S. Lalor For 1e. Philip A. Okala For 1f. Christine Ortiz For 1g. A. Clayton Perfall For 1h. Brady Shirley For 1i. Rajiv Vinnakota For 1j. Sharon Wienbar For 2. To ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year For ending December 31, 2023. 3. To approve on an advisory basis the compensation of our named executive officers. For 4. Advisory vote on the frequency of future advisory votes to approve the compensation of our named executive officers. 1 Year 5. To approve the Enovis Corporation 2023 Non-Qualified Stock Purchase Plan. For NOTE: I authorize the proxies to vote according to their discretion on such other business as may properly come before the meeting or any adjournment or postponement thereof. Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”. V07737-P88394-Z84497